DocuSign Envelope ID: 11C7F7F9-67EC-4BE9-9E16-4427894F54B7 Kiersten Robinson Chief Human Resources Officer March 11, 2019 VIA EMAIL Tim Stone Dear Tim, On behalf of Ford Motor Company (“we”, “Ford”, “Ford Motor Company” or the “Company”) , and pending Board of Director Compensation Committee approval, I am pleased to present you a revised offer (this “Offer Letter”) of an at-will, Leadership Level 1 Vice President position, reporting directly to Jim Hackett, President and CEO, Ford Motor Company. Except as otherwise mutually agreed by you and the Company, your start date will be no later than April 15, 2019. Your effective date of employment is referred to in this offer letter as the “Start Date”. We will cause you to be appointed as Chief Financial Officer of the Company no later than June 1, 2019. Prior to making any public disclosure with respect to your employment with the Company or your appointment as Chief Financial Officer of the Company, we will cooperate with you to develop a mutually-agreeable communication plan. We believe you have the personal and professional qualifications to make significant contributions to our senior leadership team. Included within this Offer Letter is a summary of the broader range of compensation and benefits related to this offer.1 Duties and Responsibilities: You will have duties, responsibilities, functions and authority customarily associated with those of a Chief Financial Officer in public companies of a similar stature. During your employment with the Company, you will be permitted to serve on corporate, civic or charitable boards or committees (with the approval of the Compensation Committee of the Board of Directors), and manage personal investments, so long as such activities do not materially interfere with the performance of your duties and responsibilities to the Company. Base Salary : $1,100,000 per year This amount is payable monthly, according to Ford’s regular payroll practices. Signing Bonus : $850,000 This amount will be paid in cash within two weeks after your Start Date. This payment will be subject to regular tax withholding. 2 Please review and sign the attached Signing Bonus Agreement as part of your offer acceptance. Initial Stock (Equity) Award: $4,300,000 You will receive an initial equity award with a grant date value of $4,300,000 (the “Initial Equity Award”) . This award will be granted in the form of time-vested restricted stock units, on or as soon as practicable following your Start Date and no later than April 19, 2019 (assuming your effective date of hire is prior to this date and you are employed at Ford on the day of the grant). The quantity of restricted stock units will be determined by the Fair Market Value (FMV) of Ford Common Stock using the closing price for Ford Motor Company Common Stock (trading the regular way on the NYSE) on the grant date for this 1 106229286v4

DocuSign Envelope ID: 11C7F7F9-67EC-4BE9-9E16-4427894F54B7 stock award. This award will vest over a three-year period – 33% one year from the grant date, another 33% two years from the grant date, and the remaining 34% three years from the grant date 3. Annual Incentive Compensation Plan (bonus): $1,375,000 You will be eligible to participate in the Company’s Annual Incentive Compensation Plan (AICP) 4. Your target is $1,375,000 for 2019 and that is the minimum guaranteed payment you will receive for the 2019 performance period, to be paid not later than March 15, 2020 (the “Guaranteed 2019 AICP”) . Your actual AICP award for 2019 will be determined based on achievement of Company performance and may be adjusted by the Compensation Committee of the Board of Directors based on your individual performance, but in no event will your AICP award for 2019 be less than the Guaranteed 2019 AICP. Except as otherwise set forth in this Offer Letter, you must be employed with Ford at the time of payment, otherwise it is cancelled. In subsequent years, and as long as you hold the CFO position, your AICP target will be no less than 100% of your base salary. Your final AICP awards are dependent on Company performance and may be adjusted by the Compensation Committee of the Board of Directors based on your individual performance. 5 In April of each performance year, employees are notified of their AICP target. Annual Long-Term Incentive Program (equity award) You will be eligible to participate in th e Company’s annual equity award program beginning in 2020. Your 2020 equity award grant value will be $4,600,000. One third (33%) of the 2020 grant will be made in the form of unrestricted Ford common shares on the March 2020 grant date. You must be employed with Ford on the grant date, otherwise this award is cancelled. The remaining two thirds (67%) will be made in the form of 40% time-vested restricted stock units and 60% performance-based stock units, and will be subject to the 3 year vesting and 3 year performance period, respectively, on a basis no less favorable to you than other Officer grants. Future years stock awards are normally granted in March in the form of 40% time-vested restricted stock units and 60% performance-based restricted stock units. Retirement Upon your Start Date, you will be eligible to participate in the Company’s primary qualified retirement plan, the Ford Retirement Plan (FRP). · Under the FRP, the Company will periodically contribute a percentage of your base annual salary (based on your age) into a tax-qualified defined contribution plan. Vesting under the FRP is at the third anniversary of your date of hire. · The associated Benefit Equalization Plan (BEP) is an unfunded, non-qualified restoration plan credited with contributions as if under the FRP. The BEP provides a restoration benefit where Company contributions under the FRP are limited under the U.S. Internal Revenue Code. · Additionally, you will be eligible to participate in the Defined Contribution Supplemental Executive Retirement Plan (DC SERP), an unfunded, non-qualified defined contribution plan. · The FRP, BEP and DC SERP combined will provide monthly Company contributions of approximately 14% of your salary. · Under each of these plans, you will have the ability to determine and manage your investment elections. You will also be eligible to participate in the Company-sponsored 401(k) savings plan, for which the Company will match $.90 on each $1 of base salary contributed up to 5%. For further information, please let me know if you would like any plan summary descriptions. Relocation: You are eligible for relocation benefits as provided by Company policy for new hires as presented to you in connection with this Offer Letter 2

DocuSign Envelope ID: 11C7F7F9-67EC-4BE9-9E16-4427894F54B7 Vacation and Holidays: You will be eligible for six (6) weeks of paid vacation and the paid holidays observed at Ford in 2019. Vehicle Program : You will be eligible for two free Evaluation vehicles, with fuel, for the purpose of obtaining on-road testing and evaluation. You will also be eligible for up to two lease vehicles under the terms of the Management Lease Vehicle Evaluation Program. Ford Benefits : Upon your Start Date, you will be eligible for other Company benefits, as detailed in the attachments.1 Please refer to the attachment for information on coverage levels, enrollment requirements and other relevant information. Severance Pay: Your employment with Ford Motor Company will be at-will. In the event that the Company terminates your employment for any reason other than ‘for cause’ or you resign from employment for ‘good reason ’, in each case during the first year of your employment, (i) the Company will pay you (a) the equivalent of one year of your base salary, (b) to the extent unpaid, the Guaranteed 2019 AICP pro- rated for months worked, and (c) to the extent unpaid, the Signing Bonus, in each case payable no later than March 15 th of the calendar year following the calendar year in which the termination occurs; this offer letter controls with respect to the terms of the signing bonus, (ii) the Initial Equity Award will be retained and settled on the original schedule, and (iii) your obligation to repay the signing bonus, and any relocation expenses will lapse effective as of your termination date. Should you leave Ford Motor Company under these circumstances and receive these separation payments and benefits, they are made on the condition that you will sign and deliver a general claims release that would be provided to you at the time of separation. The non-compete agreement will remain in effect. For the purposes of this offer lette r, the term ‘ for cause ’ is described as: (a) Any material act of dishonesty or knowing and willful breach of fiduciary duty on your part which is intended to result in your personal enrichment or gain at the expense of Ford or any of its subsidiaries; or (b) your commission of any felony, or any misdemeanor (or securities law violation) involving moral turpitude or unlawful, dishonest, or unethical conduct that a reasonable person would consider damaging to the reputation or image of Ford or any of its affiliates or subsidiaries; or (c) any material violation of the published standards of conduct applicable to Officers or executives of Ford or any of its affiliates or subsidiaries that warrants termination; or (d) insubordination or refusal to perform assigned duties or to comply with the lawful directions of your superiors; or (e) any deliberate, willful or intentional act that causes substantial harm, loss or injury to Ford or any of its affiliates or subsidiaries. For purposes of this offer letter, the term ‘good reason ’ is described as to occurrence of the following, without your express written consent: (a) a material reduction in your base salary or annual target bonus; (b) a material diminution in your duties, responsibilities, authorities, powers or functions, or a change to your title (including failure to be appointed as Chief Financial Officer no later than June 1, 2019) or reporting line, (c) a material relocation of your principal place of employment that would result in your commute increasing by 35 miles or more, or (d) a material breach of the terms of this offer letter; provided, however, that the actions above will not constitute ‘good reason’ unless you have 3

DocuSign Envelope ID: 11C7F7F9-67EC-4BE9-9E16-4427894F54B7 provided notice to the Company in writing within 60 days of your knowledge of the actions giving rise to ‘good reason’, the Company fails to cure such actions within 30 days of receiving such notice, and you actually terminate your employment within 60 days of the Company having failed to cure such actions. Legal Fees : As soon as reasonably practicable following receipt of an invoice from you (and in no event later than March 15, 2020), the Company will pay all reasonable advisor and legal fees and expenses for advice and representation that you incurred in the current calendar year in evaluation, preparation and negotiation of this Offer Letter, not to exceed $20,000; provided, that you will have submitted such invoice no later than 90 days following the Start Date. Tax Consequences and Possible Delays in Payment to Avoid Penalties: You are solely responsible and liable for all taxes that may arise in connection with the compensation and benefits that you receive from Ford. This includes any tax arising under Section 409A of the Internal Revenue Code of 1986, as amended (Code). In the event Ford determines that you are a “specified employee” under Code Section 409A, any nonqualified deferred compensation benefit payable upon termination of employment while a “specified employee” will be delayed until the first day of the seventh month following such termination. Please consult your personal financial or tax advisor about the tax consequences of your compensation and benefits. No one at Ford is authorized to provide this advice to you. This offer of at-will employment is subject to the following conditions: · A completed Health History Form and employment application. · A valid proof of identification and acceptable evidence that you are authorized to work in the United States. · Determination, to our satisfaction, that information provided by you in your job application and/or resume is true in all material respects. We may conduct a background check to do so. · Establishment, to Ford’s reasonable satisfaction , that your commencement of employment with Ford will not violate any agreement (such as a non-competition agreement) between you and any prior employer. In addition, your acceptance of this offer is contingent upon the return of the following signed documents: · Signing Bonus Agreement · Non-Disclosure Statement · Confidential Information / Non-Compete Statement Other documents we require all employees to execute before they start work (i.e. tax forms, direct deposit form) will be provided to you separately. This offer remains in effect until March 12, 2019. We anticipate that your effective date of hire will be April 15, 2019. Upon acceptance of this offer, please plan to provide proof of identification (e.g. passport, driver’s license or other federal or state government issued documentation with a photo or physical description) and proof of the ability to work in the United States (e.g. visa, work permit, etc.) when you report for your first day of work. Michigan law will control all issues arising under this offer. 4

DocuSign Envelope ID: 11C7F7F9-67EC-4BE9-9E16-4427894F54B7 Tim, we are pleased to offer you this opportunity to join the Ford team and look forward to your favorable response. Sincerely, /s/ Kiersten Robinson I have read the foregoing offer of at-will employment. I agree with and accept this offer of employment subjec t to the terms and conditions detailed above. Signature: ____________________________________ Date: _____________________ Attachments: · Employee Application · Benefit Summary with Executive Addendum · Signing Bonus Agreement · Non-Disclosure Agreement · Confidential Information / Non-Compete Statement · Background Check Authorization Form · Acknowledgement Regarding Ford’s Prohibition of Use of Confidential Information of Other Entities · Ford U.S. Domestic Relocation Summary Upon a verbal acceptance, you will be sent additional instructions and the official forms to be signed and returned. 1 Items described in this letter and the attachments, are subject to the terms and conditions of the individual plans and programs. To the extent this summary conflicts with the terms and conditions of the individual plan and program documents, the individual plan and program documents will control. The Company reserves the right to amend or terminate its benefit or pension plans at any time in the future. 2 This payment will be subject to regular tax withholding. If you voluntarily leave Ford Motor Company other than for ‘good reason’ or if you are discharged ‘for cause’ , in each case within one year following your Start Date, the signing bonus, net of taxes withheld, must be repaid in full to the Company within two weeks of your departure. 3 Stock award grants are subject to the terms and conditions of the Company’s Long Term Incentive Plan (LTIP) and approval by t he Compensation Committee of the Board of Directors, or its permitted delegates, as provided in the LTIP. Among other provisions, the LTIP requires stock award grants to be canceled if your employment is terminated for any reason within six months of the grant date; provided, that, your Initial Equity Award and your Retention Shares will not be canceled if you resign for ‘good reason’ or if your employment is terminated other than ‘for cause’ . 4 The Company’s Annual Incentive Compensation Plan ( AICP) payments for each performance year are made the following March and are subject to the AICP’s terms and conditions . Please note the payment in 2020 will not be made if you are discharged ‘for cause’, or choose to terminate employment other than for ‘good reason’ , prior to the payment being made. 5 This payment will be subject to regular tax withholding. If you voluntarily leave Ford Motor Company other than for ‘good reason’ or if you are discharged ‘for cause’, in each case within one year following your Start Date, you must repay the relocation expenses as indicated in the Relocation Repayment Agreement provided with your relocation materials, net of taxes withheld, in full to the Company within two weeks of your departure. 5